Putnam Sustainable Future Fund
The fund's portfolio
7/31/22 (Unaudited)

COMMON STOCKS (97.2%)(a)
	Shares	Value
Banks (1.2%)
First Republic Bank/CA	28,119	$4,575,242

		4,575,242
Biotechnology (5.1%)
Compass Pathways PLC ADR (United Kingdom)(NON)	150,400	2,344,736
Exact Sciences Corp.(NON)	82,900	3,738,790
Regeneron Pharmaceuticals, Inc.(NON)	12,400	7,212,956
Seagen, Inc.(NON)	22,700	4,085,546
Twist Bioscience Corp.(NON)	66,425	2,905,430

		20,287,458
Building products (1.9%)
Advanced Drainage Systems, Inc.	64,400	7,637,840

		7,637,840
Capital markets (2.6%)
MSCI, Inc.	21,300	10,252,542

		10,252,542
Chemicals (6.3%)
Ecolab, Inc.	27,200	4,492,624
Ginkgo Bioworks Holdings, Inc.(NON)	560,939	1,604,286
Ginkgo Bioworks Holdings, Inc.(NON)	157,600	450,736
Ingevity Corp.(NON)	65,100	4,368,210
Koninklijke DSM NV (Netherlands)	49,365	7,910,863
Novozymes A/S Class B (Denmark)	93,178	5,947,917

		24,774,636
Commercial services and supplies (4.6%)
Casella Waste Systems, Inc. Class A(NON)	90,300	7,309,785
Cintas Corp.	25,000	10,637,250

		17,947,035
Construction and engineering (1.0%)
Quanta Services, Inc.	29,800	4,134,154

		4,134,154
Containers and packaging (1.7%)
Ball Corp.	90,900	6,673,878

		6,673,878
Diversified consumer services (1.0%)
Chegg, Inc.(NON)	184,400	3,927,720

		3,927,720
Diversified financial services (1.7%)
Eurazeo SE (France)	92,651	6,615,271

		6,615,271
Diversified telecommunication services (1.7%)
Liberty Global PLC Class C (United Kingdom)(NON)	292,300	6,690,747

		6,690,747
Electric utilities (2.2%)
NextEra Energy, Inc.	102,900	8,694,021

		8,694,021
Electrical equipment (2.6%)
Fluence Energy, Inc.(NON)	207,857	2,855,955
Sunrun, Inc.(NON)	227,988	7,452,928

		10,308,883
Electronic equipment, instruments, and components (3.5%)
Trimble Inc.(NON)	104,700	7,269,321
Zebra Technologies Corp. Class A(NON)	17,900	6,402,651

		13,671,972
Food and staples retailing (1.3%)
Sprouts Farmers Market, Inc.(NON)	184,000	5,085,760

		5,085,760
Food products (2.7%)
McCormick & Co., Inc. (non-voting shares)	122,700	10,717,845

		10,717,845
Health-care equipment and supplies (7.1%)
Cooper Cos., Inc. (The)	21,000	6,867,000
DexCom, Inc.(NON)	91,600	7,518,528
Edwards Lifesciences Corp.(NON)	89,100	8,958,114
Mesa Laboratories, Inc.	20,931	4,463,536

		27,807,178
Health-care providers and services (1.7%)
HealthEquity, Inc.(NON)	114,050	6,634,289

		6,634,289
Health-care technology (1.7%)
Veeva Systems, Inc. Class A(NON)	30,300	6,774,474

		6,774,474
Hotels, restaurants, and leisure (3.1%)
Chipotle Mexican Grill, Inc.(NON)	7,900	12,357,338

		12,357,338
Internet and direct marketing retail (1.5%)
Etsy, Inc.(NON)	49,700	5,154,884
thredUp, Inc. Class A(NON)	264,181	594,407

		5,749,291
IT Services (1.3%)
Mastercard, Inc. Class A	14,500	5,129,955

		5,129,955
Life sciences tools and services (7.7%)
Bio-Rad Laboratories, Inc. Class A(NON)	12,600	7,097,076
Danaher Corp.	39,900	11,629,653
Thermo Fisher Scientific, Inc.	19,100	11,429,631

		30,156,360
Mortgage real estate investment trusts (REITs) (1.6%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	177,500	6,405,975

		6,405,975
Pharmaceuticals (1.3%)
Zoetis, Inc.	29,300	5,348,715

		5,348,715
Professional services (2.4%)
Bureau Veritas SA (France)	200,350	5,526,442
Planet Labs PBC(NON)	777,400	4,143,542

		9,669,984
Semiconductors and semiconductor equipment (4.3%)
Applied Materials, Inc.	58,700	6,221,026
ASML Holding NV (NY Reg Shares) (Netherlands)	9,400	5,399,736
SolarEdge Technologies, Inc. (Israel)(NON)	14,500	5,221,885

		16,842,647
Software (17.4%)
Adobe, Inc.(NON)	21,900	8,981,628
Bill.com Holdings, Inc.(NON)	40,900	5,524,772
Ceridian HCM Holding, Inc.(NON)	83,400	4,567,818
Crowdstrike Holdings, Inc. Class A(NON)	62,000	11,383,200
Dynatrace, Inc.(NON)	189,927	7,146,953
Palo Alto Networks, Inc.(NON)	15,000	7,486,500
Roper Technologies, Inc.	16,100	7,030,387
ServiceNow, Inc.(NON)	11,700	5,225,922
Verra Mobility Corp.(NON)	334,500	5,515,905
Zscaler, Inc.(NON)	36,000	5,582,160

		68,445,245
Specialty retail (0.3%)
Brilliant Earth Group, Inc. Class A(NON)	225,100	1,409,126

		1,409,126
Textiles, apparel, and luxury goods (3.1%)
Levi Strauss & Co. Class A	361,300	6,835,796
Lululemon Athletica, Inc. (Canada)(NON)	17,345	5,385,796

		12,221,592
Trading companies and distributors (1.6%)
Core & Main, Inc. Class A(NON)	257,300	6,211,221

		6,211,221

Total common stocks (cost $325,325,973)		$383,158,394

U.S. TREASURY OBLIGATIONS (0.3%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.375%, 2/29/24(i)	$244,000	$244,237
2.00%, 8/15/25(i)	22,000	21,662
1.625%, 8/15/29(i)	135,000	126,992
1.625%, 2/15/26(i)	757,000	733,109

Total U.S. treasury obligations (cost $1,126,000)		$1,126,000

SHORT-TERM INVESTMENTS (2.7%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 1.93%(AFF)	Shares	9,890,791	$9,890,791
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.88%(P)	Shares	630,000	630,000
U.S. Treasury Bills 1.514%, 8/16/22(SEGSF)		$116,000	115,901

Total short-term investments (cost $10,636,719)			$10,636,692
TOTAL INVESTMENTS

Total investments (cost $337,088,692)			$394,921,086

	FORWARD CURRENCY CONTRACTS at 7/31/22 (aggregate face value $59,642,306) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Danish Krone	Sell	9/21/22	$2,231,416	$2,369,096	$137,680
		Euro	Sell	9/21/22	5,346,469	5,613,244	266,775
	Barclays Bank PLC
		British Pound	Sell	9/21/22	1,926,078	1,986,408	60,330
	Goldman Sachs International
		Israeli Shekel	Sell	10/19/22	1,485,071	1,435,911	(49,160)
	HSBC Bank USA, National Association
		British Pound	Sell	9/21/22	4,705,469	4,850,272	144,803
		Canadian Dollar	Sell	10/19/22	4,235,940	4,196,979	(38,961)
		Danish Krone	Sell	9/21/22	3,111,312	3,269,479	158,167
		Euro	Sell	9/21/22	9,356,449	9,853,930	497,481
		Israeli Shekel	Sell	10/19/22	1,726,516	1,669,327	(57,189)
		Swedish Krona	Buy	9/21/22	1,887,331	1,963,885	(76,554)
	JPMorgan Chase Bank N.A.
		Euro	Sell	9/21/22	1,016,187	1,070,030	53,843
	Morgan Stanley & Co. International PLC
		British Pound	Sell	9/21/22	1,451,935	1,435,752	(16,183)
		Canadian Dollar	Buy	10/19/22	3,481,937	3,470,815	11,122
		Euro	Sell	9/21/22	10,923,601	11,411,281	487,680
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	10/19/22	774,145	759,007	(15,138)
		Euro	Buy	9/21/22	2,564,365	2,651,706	(87,341)
	UBS AG
		Euro	Sell	9/21/22	511,786	539,123	27,337
	WestPac Banking Corp.
		Euro	Buy	9/21/22	1,102,237	1,096,061	6,176

	Unrealized appreciation						1,851,394

	Unrealized (depreciation)						(340,526)

	Total						$1,510,868
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2022 through July 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $394,128,962.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$22,663,155	$27,642,730	$50,305,885	$35,622	$—
	Putnam Short Term Investment Fund**	7,615,020	24,431,435	22,155,664	27,065	9,890,791

	Total Short-term investments	$30,278,175	$52,074,165	$72,461,549	$62,687	$9,890,791
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund did not have any securities on loan.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,878.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $152,625 to cover the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $151,639 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,878 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$6,690,747	$—	$—
Consumer discretionary	35,665,067	—	—
Consumer staples	15,803,605	—	—
Financials	21,233,759	6,615,271	—
Health care	97,008,474	—	—
Industrials	50,382,675	5,526,442	—
Information technology	104,089,819	—	—
Materials	17,589,734	13,858,780	—
Utilities	8,694,021	—	—

Total common stocks	357,157,901	26,000,493	—
U.S. treasury obligations	—	1,126,000	—
Short-term investments	630,000	10,006,692	—

Totals by level	$357,787,901	$37,133,185	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,510,868	$—

Totals by level	$—	$1,510,868	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$50,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com